1 The EHR in a Small Practice James Morrow, M.D. North Fulton Family Medicine Exhibit 99.5

2
Background
Three Clinics
Located in Metro Atlanta, GA
10 Physicians
Family Practice
Implemented EHR in 1998
Won Prestigious HIMSS Davies Award For
Excellence in Implementing An Electronic
Medical Record (The Only Family Practice
in the U.S to Win Award In 2004)

3 Unique Considerations for Small Practices Limited Access to Capital Limited IT Expertise/Support Complexity of Interfacing/Interoperability

4 Selecting an EHR Why Should a Medical Group Select HealthMatics from Allscripts? Combined EHR and PM Solution Simple/Intuitive System Advanced Functionality Significant ROI Excellent Support/Service

5 You Can Move From This…

6 …and this…

7 …to This!

8 The Question… Can it work in a small practice?

9 F T Es per provider Staffing 4.7 2.8

10 $112.47 $79.32 $33.15/visit The Bottom Line… Cost per Visit 130 per day, 22 days, 12 months

11 $112.47 $79.32 $4309.00/day The Bottom Line… Cost per Visit 130 per day, 22 days, 12 months

12 $112.47 $79.32 $2,625,480/year The Bottom Line… Cost per Visit 130 per day, 22 days, 12 months

13 Evaluating Return on Investment ROI for a “Small Practice” Savings = $4,594/day $1,249,568 in Savings in Year One

14 Lab Results

Radiology Reports

Digital Stress ECG

Internal E-Mail

Create Letters

22 The EHR in a Small Practice James Morrow, M.D. North Fulton Family Medicine

ALLSCRIPTS
Inform. Connect. Transform.

2006 Allscripts Investor Day

Wednesday, October 18, 2006
Rockefeller Center
New York, NY

North Fulton Family Medicine







North Fulton Family Medicine





ALLSCRIPTS
Inform. Connect. Transform.

North Fulton Family Medicine

2006 Allscripts Investor Day



L.S.D.

We were recruited by lies and deception — we were encouraged to volunteer to be human guinea pigs in a mobile hypertension cure — possibly for a cure for the schizophrenia. We were told that they could induce all the symptoms of schizophrenia by a derived LSD-25 and by studying the effect the molecular configuration of this and thus possibly the effects that in turn we believe would be the cure.

I joined the Project in — until by my figures a total of a year and a half.

I was serving a twenty year sentence and was motivated by a desire for some kind of a reduction of sentence — 2 days off my sentence for each month of participation — also I trusted the officials in the government to the degree they would never take advantage of us and also felt that I would be giving something back to society — I felt perhaps we could help in a medical break through and if it failed its clinical [illegible] anyway other researchers would not have to travel there.

On one occasion I asked Dr. Carl Pfeiffer who funded the Project he told me "[illegible]" the global drug giant [illegible] Emory Univ. to fund the LSD Project — at that time I felt how generous and thoughtful!!

Each a week we checked into the so called [illegible] Psych[illegible]

ALLSCRIPTS
Inform. Connect. Transform.

North Fulton Family Medicine

L.S.D.

We were recruited by [illegible] education – we were encouraged to volunteer to be human guinea pigs in a [illegible] hypersensitive cause – something for a cure for schizophrenia. We were told that they could induce all the symptoms of schizophrenia by a derived LSD-25 and by [illegible] the molecular configuration of this and thus [illegible] the effects that in time we [illegible] would be the cure.

I joined the Project in – until by my figures a total of a year and a half.

I was serving a twenty year sentence and was motivated by a desire for some kind of a reduction of sentence – 5 days off my sentence for each month of participation – also I [illegible] the [illegible] in the [illegible] to the degree they would never take advantage of us and also felt that I would be giving something back to society – I felt perhaps we could help in a medical breakthrough and if it failed its [illegible] an avenue other researchers would not have to travel. Then on one occasion I asked Dr. Carl Pfeiffer who [illegible] the Project he told me [illegible] [illegible] large grant to Emory [illegible] to fund the LSD Project – at that time I felt honor and thought!!!

Each week we checked into the [illegible] called [illegible]

L.S.D.

We were recruited by lies and deception — we were encouraged to volunteer to be human guinea pigs in a noble humanitarian cause — searching for a cure for schizophrenia. We were told that they could induce all the symptoms of schizophrenia by a chemical LSD-25 and by studying the chemical molecular configuration of this and THUS realizing the effects that in turn we were told would be the cure.

I joined the Project in — until by my figuring a total of a year and a half.

I was serving a twenty year sentence and was motivated by a desire for some kind of a reduction of sentence — 3 days off my sentence for each month of participation — also I trusted the officials in the government to the degree they would never take advantage of us and also felt that I would be giving something back to society — I felt perhaps we could help in a medical breakthrough and if it failed its objective at least others researchers would not have to travel there. On one occasion I asked Dr. Carl Pfeiffer who headed the Project he told me "you'll be glad you went to Emory" there to found the LSD Project — at that time I felt very proud and thoughtful!!

Each week we checked into the so called Neuro Psychiatric




MEDICAL CENTER HOSPITAL
EET
ODESSA, TEXAS
AGE
DATE
20mg
300mg



North Fulton Family Medicine, P.C.
1100 Northside Forsyth Drive, Suite 240
Cumming, GA 30041

Thomas E. Bat, M.D.	James R. Morrow Jr., M.D.	Terence L. Moraczewski, M.D.	David Hall, M.D.
Michelle B. Jenkins, M.D.	Mark A. McElhannon, M.D.	Saju I. Mathew, M.D.	MarVetta Scott, M.D.

NAME: Bubba Rowley **AGE:** 35 years

ADDRESS: 123 Any Street, Athens, GA **DATE:** 4/12/2005

PHONE: 706-123-4565 **DOB:** 05/25/1969

Rx:

LIPITOR, 10MG (PO Tab)
#30 Tab
1 Tab, PO, qd

REFILL: x2 TIME(S)

James R Morrow, M.D.
SIGNATURE ELECTRONICALLY GENERATED/PASSWORD ENCODED

ALLSCRIPTS
Inform. Connect. Transform.

North Fulton Family Medicine

North Fulton Family Medicine, P.C.
1100 Northside Forsyth Drive, Suite 240
Cumming, GA 30041

Thomas E. Bat, M.D. James E. Morrow Jr., M.D. Terence L. Moraczewski, M.D. David Hall, M.D.
Michelle B. Jenkins, M.D. Mark A. McElhannon, M.D. Saju I. Mathew, M.D. MarVetta Scott, M.D.

NAME: Bubba Rowley **AGE:** 35 years

ADDRESS: 123 Any Street, Athens, GA **DATE:** 4/12/2005

PHONE: 706-123-4565 **DOB:** 05/25/1969

Rx:

LIPITOR, 10MG (PO Tab)
#30 Tab
1 Tab, PO, qd

REFILL: x2 TIME(S)

James R Morrow, M.D.
SIGNATURE ELECTRONICALLY GENERATED/PASSWORD ENCODED

North Fulton Family Medicine, P.C.
1100 Northside Forsyth Drive, Suite 240
Cumming, GA 30041

Thomas E. Bat, M.D. James E. Morrow Jr., M.D. Terence L. Moraczewski, M.D. David Hall, M.D.
Michelle B. Jenkins, M.D. Mark A. McElhannon, M.D. Saju I. Mathew, M.D. MarVetta Scott, M.D.

NAME: Bubba Rowley **AGE:** 35 years

ADDRESS: 123 Any Street, Athens, GA **DATE:** 4/12/2005

PHONE: 706-123-4565 **DOB:** 05/25/1969

Rx:

LIPITOR, 10MG (PO Tab)
#30 Tab
1 Tab, PO, qd

REFILL: x2 TIME(S)

James R Morrow, M.D.
SIGNATURE ELECTRONICALLY GENERATED/PASSWORD ENCODED



ALLSCRIPTS
Inform. Connect. Transform.

North Fulton Family Medicine



1998

2006



Paper

EHR

Savings

ALLSCRIPTS
Inform. Connect. Transform.

North Fulton Family Medicine



Paper

EHR

Savings

ALLSCRIPTS
Inform. Connect. Transform.

North Fulton Family Medicine



Paper

EHR

Savings

ALLSCRIPTS
Inform. Connect. Transform.

North Fulton Family Medicine



EMR ADVISOR

The monthly guide to maximizing the return on your investment in electronic medical records and computerized physician order entry systems

Volume 2 • Number 1 • January 2005

First year savings total $1.2M

EMR supports rapid practice growth, yields bottom-line results

"Access Your Data." These words, which appear on the website of North Fulton Family Medicine (NFFM), of Alpharetta, GA, are more than just an invitation for patients to access their charts — they also prove the practice's reputation as a trailblazer in health care technology. NFFM's patient web portal (www.nffm.md) gives patients "the ability to access lab results, request prescription refills, verify dates of visits, and view diagnoses given," says James R. Morrow, Jr., MD, one of eight physicians on staff at the three office family practice. "They can send secure messages to anyone in the practice, and these messages go directly into the EMR."

Winner of the HIMSS 2004 Davies Primary Care Award and recipient of the Physician Practice 2004 Practice of the Year Runner-up Award, NFFM is a leader in EMR use. The practice was also recognized in 2002 by the Medical Group Management Association as an Outstanding Medical Practice. Thomas E. Bat, MD, president of the practice, and Morrow have made it part of their mission to persuade other physicians of the benefits of EMRs in general, and the benefits gained by NFFM in particular.

Some of the benefits the practice has realized from their EMR system include:

- Recouped transcription costs totaling about $275,000;
- Daily chart handling time reduced from 625 minutes to zero;
- Lab result handling time per day reduced from 570 minutes to zero;
- An estimated savings of $4,991 per day, or $1,249,358 annually, for the first year;
- An ongoing annual savings of $275,000.

The proof is in the report

"We didn't go into this to win awards," says Bat, "but after a couple of years, we realized our patient care was better." The EMR gives Bat and the other NFFM care providers the ability to track patient outcomes, which has confirmed that their patients are doing better overall than they were prior to the EMR.

For example, every few months, Bat queries the data to generate a list of patients with a diagnosis of [diabetes] who have not had a hemoglobin A1c ordered within a particular date range. "I can get a list of all these patients within minutes or seconds," says Bat, who then tracks down whether these people are still patients at the practice and, if so, why they are not getting a hemoglobin A1c.

In addition, having the computer in the exam room ensures that the care providers are thoroughly knowledgeable about a patient's diagnosis and history. "When I go in to see a patient, the nurse has already used the EMR to generate a graph of the patient's glucose and LDLs," says Bat, who then shares these graphs with his patients. He even encourages his patients to post these graphs on their refrigerators, hoping the graphs will affect their dietary choices.

"I don't know if the chart really inspires the patient over the next three months, but it might," says Bat. In any case, the practice has determined that their overall hemoglobin A1c percentages have decreased significantly since they have implemented their EMR. Bat attributes this improvement partly to the increased face time the physicians spend with their patients — time they used to spend writing prescriptions or dictating — as well as the standardization of care that has also been a result of the EMR.

"Some docs think it happens the other way," says Bat, "that they're spending more time on the computer entering their SOAP notes than with their patient. But for repeat patients, it actually takes no more than two to

North Fulton Family Medicine

EMR ADVISOR™

The monthly guide to maximizing the return on your investment in electronic medical records and computerized physician order entry systems

Volume 2 • Number 1 • January 2005

First year savings tops $1.2M

EMR supports rapid practice growth, yields bottom-line results

"Access Your Data." These words, which appear on the website of North Fulton Family Medicine (NFFM), of Alpharetta, GA, are more than just an invitation for patients to access their charts — they also prove the practice's reputation as a trailblazer in health care technology. NFFM's patient web portal (www.nffm.md) gives patients "the ability to access lab results, request prescription refills, verify dates of visits, and view diagnoses given," says James R. Morrow, Jr., MD, one of eight physicians on staff at the three-office family practice. "They can send secure messages to anyone in the practice, and these messages go directly into the EMR."

Winner of the HIMSS 2004 Davies Primary Care Award and recipient of the Physician Practice 2004 Practice of the Year Runner-up Award, NFFM is a leader in EMR use. The practice was also recognized in 2002 by the Medical Group Management Association as an Outstanding Medical Practice. Thomas E. Bat, MD, president of the practice, and Morrow have made it part of their mission to persuade other physicians of the benefits of EMRs in general, and the benefits gained by NFFM in particular.

Some of the benefits the practice has realized from their EMR system include:

- Recouped transcription costs totaling about $275,000;
- Daily chart handling time reduced from 625 minutes to zero;
- Lab result handling time per day reduced from 570 minutes to zero;
- An estimated savings of $4,591 per day, or $1,249,358 annually, for the first year;
- An ongoing annual savings of $275,000.

The proof is in the report

"We didn't go into this to win awards," says Bat, "but after a couple of years, we realized our patient care was better." The EMR gives Bat and the other NFFM care providers the ability to track patient outcomes, which has confirmed that their patients are doing better overall than they were prior to the EMR.

For example, every few months, Bat queries the data to generate a list of patients with a diagnosis of [diabetes] who have not had a hemoglobin A1c ordered within a particular date range. "I can get a list of all these patients within minutes or seconds," says Bat, who then tracks down whether these people are still patients at the practice and, if so, why they are not getting a hemoglobin A1c.

In addition, having the computer in the exam room ensures that the care providers are thoroughly knowledgeable about a patient's diagnosis and history. "When I go in to see a patient, the nurse has already used the EMR to generate a graph of the patient's glucose and LDLs," says Bat, who then shares these graphs with his patients. He even encourages his patients to post these graphs on their refrigerators, hoping the graphs will affect their dietary choices.

"I don't know if the chart really inspires the patient over the next three months, but it might," says Bat. In any case, the practice has determined that their overall hemoglobin A1c percentages have decreased significantly since they have implemented their EMR. Bat attributes this improvement partly to the increased face time the physicians spend with their patients – time they used to spend writing prescriptions or dictating – as well as the standardization of care that has also been a result of the EMR.

"Some docs think it happens the other way," says Bat, "that they're spending more time on the computer entering their SOAP notes than with their patient. But for repeat patients, it actually takes no more than two to

EMR ADVISOR™

The monthly guide to maximizing the return on your investment in electronic medical records and computerized physician order entry systems

Volume 2 • Number 1 • January 2005

First year savings tops $1.2M

EMR supports rapid practice growth, yields bottom-line results

"Access Your Data." These words, which appear on the website of North Fulton Family Medicine (NFFM), of Alpharetta, GA, are more than just an invitation for patients to access their charts — they also prove the practice's reputation as a trailblazer in health care technology. NFFM's patient web portal (www.nffm.md) gives patients "the ability to access lab results, request prescription refills, verify dates of visits, and view diagnoses given," says James R. Morrow, Jr., MD, one of eight physicians on staff at the three office family practice. "They can send secure messages to anyone in the practice, and these messages go directly into the EMR."

Winner of the HIMSS 2004 Davies Primary Care Award and recipient of the Physician Practice 2004 Practice of the Year Runner-up Award, NFFM is a leader in EMR use. The practice was also recognized in 2002 by the Medical Group Management Association as an Outstanding Medical Practice. Thomas E. Bat, MD, president of the practice, and Morrow have made it part of their mission to persuade other physicians of the benefits of EMRs in general, and the benefits gained by NFFM in particular.

Some of the benefits the practice has realized from their EMR system include:

- Recouped transcription costs totaling about $275,000;
- Daily chart handling time reduced from 525 minutes to zero;
- Lab result handling time per day reduced from 570 minutes to zero;
- An estimated savings of $4,991 per day, or $1,249,558 annually, for the first year;
- An ongoing annual savings of $275,000.

The proof is in the report

"We didn't go into this to win awards," says Bat, "but after a couple of years, we realized our patient care was better." The EMR gives Bat and the other NFFM care providers the ability to track patient outcomes, which has confirmed that their patients are doing better overall than they were prior to the EMR.

For example, every few months, Bat queries the data to generate a list of patients with a diagnosis of [diabetes] who have not had a hemoglobin A1c ordered within a particular date range. "I can get a list of all these patients within minutes or seconds," says Bat, who then tracks down whether these people are still patients at the practice and, if so, why they are not getting a hemoglobin A1c.

In addition, having the computer in the exam room ensures that the care providers are thoroughly knowledgeable about a patient's diagnosis and history. "When I go in to see a patient, the nurse has already used the EMR to generate a graph of the patient's glucose and LDLs," says Bat, who then shares these graphs with his patients. He even encourages his patients to post these graphs on their refrigerators, hoping the graphs will affect their dietary choices.

"I don't know if the chart really inspires the patient over the next three months, but it might," says Bat. In any case, the practice has determined that their overall hemoglobin A1c percentages have decreased significantly since they have implemented their EMR. Bat attributes this improvement partly to the increased face time the physicians spend with their patients – time they used to spend writing prescriptions or dictating — as well as the standardization of care that has also been a result of the EMR.

"Some docs think it happens the other way," says Bat, "that they're spending more time on the computer entering their SOAP notes than with their patient. But for repeat patients, it actually takes no more than two to

HealthMatics EMR

Session Edit Charts Office Patient Options Tools Launch Help

Search Criteria

Caregiver: Morrow, James R M.D.

Patient: Michael D. Barrett

Dates: All Dates

Sort: Reverse Chrono

Status: Needs Review

☐ All Patients
☐ Abnormals Only
◉ Show Labs
○ Show Referrals

Results

Review All... | Merge Orde... | Lab Trends... | Print... | Face Sheet... | Attach to Chart | Print All... | Pull Chart... | Results Entry... | Web Publish...

Profile/Panel/Test	Status	Value	Units	Range
Michael D Barrett, 005521				
TRIGLYCERIDES	Final(Note)	Collect: 04/15/2005	12:00 AM	
TRIGLYCERIDES	Final	64	MG/DL	<150
CHOLESTEROL, TOTAL	Final(Note)	Collect: 04/15/2005	12:00 AM	
CHOLESTEROL, TOTAL	Final	175	MG/DL	<200
HDL CHOLESTEROL	Final(Note)	Collect: 04/15/2005	12:00 AM	
HDL CHOLESTEROL	Final	44	MG/DL	> OR = 40
LDL-CHOLESTEROL	Final(Note)	Collect: 04/15/2005	12:00 AM	
LDL-CHOLESTEROL	Final	118	MG/DL (CALC)	<130
CHOL/HDLC RATIO	Final(Note)	Collect: 04/15/2005	12:00 AM	
CHOL/HDLC RATIO	Final	4.0	(CALC)	<5.0
COMPREHENSIVE METABOLIC	Final(Note)	Collect: 04/15/2005	12:00 AM	
GLUCOSE	Final(Note)	99	MG/DL	65-99
UREA NITROGEN (BUN)	Final	18	MG/DL	7-25
CREATININE	Final	1.1	MG/DL	0.5-1.4
BUN/CREATININE RATIO	Final	16	(CALC)	6-25
SODIUM	Final	143	MMOL/L	135-146
POTASSIUM	Final	4.3	MMOL/L	3.5-5.3
CHLORIDE	Final	106	MMOL/L	98-110
CARBON DIOXIDE	Final	25	MMOL/L	21-33
CALCIUM	Final	9.6	MG/DL	8.5-10.4
PROTEIN, TOTAL	Final	7.3	G/DL	6.0-8.3
ALBUMIN	Final	4.8	G/DL	3.5-4.9
GLOBULIN	Final	2.5	G/DL (CALC)	2.2-4.2

Text Value and Notes of highlighted item:

```
Collected: 04/15/05 12:00 AM, Reported: 04/18/05 9:53 AM, Accession: AT498793F
Result Note:
PERFORMED BY: AT  QUEST DIAGNOSTICS-ATLANTA
```

James R Morrow M.D. | Lab Results | 6 | 0 | 65 | 1 | 1 | 9 | 1 | 360

Edit Transcription

File Edit Navigation Caregiver

Patient:
Date of Birth:

Status: Submitted
Dictated: 04/04/2005
Transcribed: 04/04/2005

Index | Comment | General

CT SCAN OF THE CHEST WITH CONTRAST 04/04/05

I do not have any comparison studies.

CLINICAL HISTORY- Chest swelling and mass.

TECHNIQUE- Transaxial images are obtained through chest. The patient received 95 cc of intravenous nonionic contrast material without complications. The risks, benefits and alternative of the contrast media were discussed with the patient after which informed consent was signed. The patient was given an opportunity to ask questions.

FINDINGS- Imaging of the mediastinum fails to show any evidence of significant adenopathy. Heart, pericardium, great vessels and esophagus all appear normal. Both hila appear normal.

Imaging of the lung parenchyma show at least three nonspecific small nodules on the right. The first is in the right upper lobe peripherally and measures 5.2 mm. The second is in the right lower lobe superior segment peripherally 6.0 mm and the third is in the right middle lobe anteriorly abutting the pleura measuring 5.9 mm. All of these appear to be noncalcified. Malignancy cannot be excluded. Close interval follow-up or PET scan may be helpful. There is no evidence of pleural effusion. There is some mild atelectasis in both lower lobes posteriorly.



Digital ECG
Reports For Janet Adams
ECG
RR Variability
Holter
Spirometry
Vitals
1 - 01/16/03 18:17:24
Report 1 of 1
Serial Comparison
Technician
Shannon
BP
Reviewed By
JRM
Review Date
01/16/03
Details
Settings
Add
Delete
Modify
Clear/Add
Sinus Rhythm - frequent PAC s
P:QRS - 1:1, Normal P axis, H Rate 79
PACs = 4.
-RSR(V1) -nondiagnostic .
PROBABLY NORMAL
Rate: 79 BPM
PR: 144 msec
QT: 382 msec
QTc: 416 msec
QRSD: 94 msec
P Axis: 58
QRS Axis: 44
T Axis: 45
I
aVR
V1
V4
II
aVL
V2
V5
III
aVF
V3
V6
II
File
Print
New Patient
Patient List
Patient Data
View Report
New Test...
Help
Exit

Digital Spirometry



Reports For Kimberlyn Arispe
ECG
RR Variability
Holter
Spirometry
Vitals
1 - 08/05/04 10:32:21
Report 1 of 1
Trending
Technician
Pam Commorato
Review Date
Perform Pre-BD
Perform Post BD
Reviewed By
Predicteds
Crapo
Settings
Bronchodilator
Summary
FVC Graphs
MVV Graphs
VC Graphs
Display Tests
All Pre-Bronchodilator Tests
F (L/S)
Vol (L)
Vol (L)
Test #1 (Best)
Pred. FVC
Time (S)
File
Print
New Patient
Patient List
Patient Data
View Report
New Test...
Help
Exit

Name:
ID: 71150 3/21/2005 10:57:05 AM

HR: 174 Phase: Exercise
BP: 138/84 Exercise Time: 08:07
RPE: Stage/Time: 3/02:07
METs: 10.1 Workload: 3.4 mph 13.9 % grade
Protocol: Bruce

Worst Case S-T Depression

Baseline



V6	V6
L 0.1	L -1.7
S 0.3	S 0.9
J+80ms	J+80ms



I
aVR
V1
V4
II
aVL
V2
V5
III
aVF
V3
V6
V5

Speed: 25mm/Sec Gain: Limb 10mm/mV Chest 10mm/mV Filter: 60, Stable-20Hz Pacer: OFF Q Rev. 4.20-e-B Page 8


New Mail Message
To:
Webster, Shannon
cc:
Subject:
Mail Message
Priority:
High
Text
Image
Voice
Import
Please be sure to have all diabetics remove their socks and shoes for a foot exam. Every time.
Thanks
Dr. M.
Send
Cancel


Review
Template Name: TWIMC Letter
100%
Normal
Times New Roman
10
INS
Page: 1 Line: 17 Col: 11
External...
Reload
Email...
Print
OK
Cancel

North Fulton Family Medicine, P. C.

NFFM - Cumming

1100 Northside Forsyth Drive, Suite 240
Cumming, GA 30041
(678) 947-6440

4/24/2005

To Whom It May Concern:

re: James Perkins
DOB: 6/14/1947

Please be advised that this patient has been under my care for the past week. He shoul dbe excused from school and work for that time.

Sincerely,

On-Line Access

North Fulton Family Medicine, P.C. - Microsoft Internet Explorer

File Edit View Favorites Tools Help

Address https://www.a4secure.net/indexs.asp

North Fulton Family Medicine, P.C.

Thursday, April 14, 2005
Welcome, Jmorrow

My Health Portfolio

- Messages
- Appointment
- Medication Refills
- **Lab Results**
- Vital Signs
- Personal Information
- Insurance
- Office Visits
- Change Password
- Logout

Links

- Back To NFFM website

Select range: 6 Year(s)

Profile/Panel/Test	Value	Units	Range
PSA, TOTAL	Collect: 1/31/2005 10:48:00 AM		
PSA, TOTAL	1.1	NG/ML	< OR = 4.0
TRIGLYCERIDES	Collect: 2/13/2004 9:07:00 AM		
TRIGLYCERIDES	135	MG/DL	<150
CHOLESTEROL, TOTAL	Collect: 2/13/2004 9:07:00 AM		
CHOLESTEROL, TOTAL	174	MG/DL	<200
HDL CHOLESTEROL	Collect: 2/13/2004 9:07:00 AM		
HDL CHOLESTEROL	39	MG/DL	> OR = 40
LDL-CHOLESTEROL	Collect: 2/13/2004 9:07:00 AM		
LDL-CHOLESTEROL	108	MG/DL (CALC)	<130
CHOL/HDLC RATIO	Collect: 2/13/2004 9:07:00 AM		
CHOL/HDLC RATIO	4.5	(CALC)	<5.0
COMPREHENSIVE METABOLICPANEL	Collect: 2/13/2004 9:07:00 AM		
GLUCOSE	83	MG/DL	65-109
UREA NITROGEN (BUN)	19	MG/DL	7-25
CREATININE	1.3	MG/DL	0.5-1.4
BUN/CREATININE RATIO	15	(CALC)	6-25
SODIUM	140	MMOL/L	135-146
POTASSIUM	5.0	MMOL/L	3.5-5.3

Done | Internet

Start | HIMSS/RHIO - Microsoft... | Adobe Reader - [05325... | North Fulton Family ... | Microsoft PowerPoint - [... | 6:44 AM

ALLSCRIPTS
Inform. Connect. Transform.

2006 Allscripts Investor Day

Wednesday, October 18, 2006
Rockefeller Center
New York, NY

North Fulton Family Medicine

